Exhibit 1.1

VICI PROPERTIES INC.
(A Maryland corporation)

COMMON STOCK ($0.01 PAR VALUE PER SHARE)

Equity Distribution Agreement

May 6, 2024

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Barclays Capital Inc.
745 7th Avenue
New York, New York 10019

BNP Paribas Securities Corp.
787 Seventh Avenue
New York, New York 10019

BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Capital One Securities, Inc.
201 St. Charles Ave, Suite 1830
New Orleans, Louisiana 70170

CIBC World Markets Corp.
300 Madison Avenue, 5th Floor
New York, New York 10017

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Citizens JMP Securities, LLC
600 Montgomery Street, Suite 1100
San Francisco, California 94111

Deutsche Bank Securities Inc.
1 Columbus Circle
New York, New York 10019

As Managers

Evercore Group L.L.C.
55 East 52nd Street, 36th Floor
New York, New York 10055

J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Jefferies LLC
520 Madison Avenue
New York, New York 10022

KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114

Mizuho Securities USA LLC
1271 Avenue of the Americas
New York, New York 10020

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

Scotia Capital (USA) Inc.
250 Vesey Street, 24th Floor
New York, New York 10281

Truist Securities, Inc.
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326

Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

Goldman Sachs & Co. LLC
200 West Street
New York, New York 10282

Barclays Bank PLC
c/o Barclays Capital Inc.
745 7th Avenue
New York, New York 10019

BNP Paribas
787 Seventh Avenue
New York, New York 10019

Bank of America, N.A.
c/o BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Canadian Imperial Bank of Commerce
300 Madison Avenue, 5th Floor
New York, New York 10017

Citibank, N.A.
388 Greenwich Street
New York, New York 10013

Citizens JMP Securities, LLC
450 Park Avenue, 5th Floor
New York, New York 10022

Deutsche Bank AG, London Branch
c/o Deutsche Bank Securities Inc.
1 Columbus Circle
New York, New York 10019

As Forward Purchasers

JPMorgan Chase Bank, National Association,

New York Branch
383 Madison Avenue
New York, New York 10179

Jefferies LLC
520 Madison Avenue
New York, New York 10022

KeyBanc Capital Markets Inc.
127 Public Square, 7th Floor
Cleveland, Ohio 44114

Mizuho Markets Americas LLC
c/o Mizuho Securities USA LLC, as agent
1271 Avenue of the Americas
New York, New York 10020

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Bank of Nova Scotia
44 King Street West
Central Mail Room
Toronto, Ontario, Canada M5H 1H1

Truist Bank
3333 Peachtree Road NE, 11th Floor
Atlanta, Georgia 30326

Wells Fargo Bank, National Association
c/o Wells Fargo Securities, LLC
500 West 33rd Street
New York, New York 10001

Ladies and Gentlemen:

Each of VICI Properties Inc., a Maryland corporation (the “Company”), and VICI Properties OP LLC, a Delaware limited liability company (the “Operating Company”), confirms its respective agreements herein (this “Agreement”) with (i) Goldman Sachs & Co. LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Deutsche Bank Securities Inc., Evercore Group L.L.C., J.P. Morgan Securities LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (except in the case of Capital One Securities, Inc. and Evercore Group L.L.C.), sales agents and/or principals (in any such capacity, each, a “Manager” and, collectively, the “Managers”), and (ii) each of Goldman Sachs & Co. LLC, Barclays Bank PLC, BNP Paribas, Bank of America, N.A., Canadian Imperial Bank of Commerce, Citibank, N.A., Citizens JMP Securities, LLC, Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, New York Branch, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Robert W. Baird & Co. Incorporated, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association (in such capacity, each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”) as follows:

1.              Description of Shares. The Company proposes to (i) issue and sell through or to the Managers, as sales agents and/or principals, shares (the “Primary Shares”) of the Company’s common stock, $0.01 par value per share (the “Common Stock”), and (ii) instruct any Manager, as forward seller, to offer and sell borrowed shares (the “Forward Hedge Shares,” and together with the Primary Shares, the “Shares”), in each case, on the terms and subject to the conditions set forth in this Agreement, any Confirmation (as defined below) and any Terms Agreement (as defined below), as applicable. The parties hereto understand that the aggregate gross sales price of Shares to be sold pursuant to this Agreement and any Terms Agreement shall not exceed $2,000,000,000. For purposes of selling the Primary Shares through the Managers, the Company hereby appoints the Managers as exclusive agents of the Company for the purpose of soliciting purchases of the Shares from the Company pursuant to this Agreement, and each Manager agrees to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to solicit purchases of the Shares on the terms and subject to the conditions stated herein. The Company and the Operating Company agree that whenever the Company determines to sell the Primary Shares directly to any Manager as principal, they will enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Annex I hereto, relating to such sale in accordance with Section 3(l) of this Agreement. Certain terms used herein are defined in Section 20 hereof.

The Company may also enter into one or more forward stock purchase transactions (each, a “Forward”) with any of the Forward Purchasers as set forth in separate forward sale confirmations, each substantially in the form set forth in Annex II hereto (each, a “Confirmation,” and collectively, the “Confirmations”). In connection therewith, the Company and each Manager understand that such Manager, or an affiliate thereof, will attempt to borrow and then offer and sell, as forward seller for the applicable Forward Purchaser, the applicable Forward Hedge Shares for sale on the terms set forth under this Agreement. Any shares of Common Stock to be delivered by the Company to any Forward Purchaser in settlement of all or any portion of the Company’s obligations under any Confirmation are hereinafter sometimes called “Confirmation Shares.”

For purposes of clarity, it is understood and agreed by the parties hereto that, if Forward Hedge Shares are offered or sold through any Manager as forward seller for the respective Forward Purchaser, then such Manager, as forward seller, shall be acting as sales agent for such Forward Purchaser with respect to the offering and sale of such Forward Hedge Shares, and, except in cases where this Agreement expressly refers to the Manager acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to a Manager acting as sales agent shall also be deemed to apply to a Manager as forward seller, mutatis mutandis, except that Capital One Securities, Inc. and Evercore Group L.L.C. are not acting as forward sellers. Unless the context requires otherwise, references herein to the “related,” “relevant” or “applicable” Forward Purchaser mean, with respect to any Manager, the affiliate of such Manager that is acting as a Forward Purchaser or, if applicable, such Manager acting as a Forward Purchaser.

2.              Representations and Warranties. Each of the Company and the Operating Company, jointly and severally, represents and warrants to, and agrees with, each Manager and each Forward Purchaser, at the Execution Time (as defined below) and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as set forth below.

(a)            The Company meets the requirements for use of Form S-3 under the Securities Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405 (File Number 333-264352) on Form S-3, including a related base prospectus (the “Base Prospectus”), for registration under the Securities Act of the offering and sale of certain securities, including the Shares. Such Registration Statement, including any amendments thereto filed prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made, became effective upon filing. The Company has filed with the Commission the Prospectus Supplement relating to the Shares in accordance with Rule 424(b). As filed, the Prospectus contains all information required by the Securities Act and the rules thereunder, and, except to the extent the Managers shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Managers prior to the Execution Time or prior to any such time this representation is repeated or deemed to be made. The Registration Statement, at the Execution Time, each such time this representation is repeated or deemed to be made, and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 or any similar rule) in connection with any offer or sale of Shares, meets the requirements set forth in Rule 415(a)(1)(x). The initial Effective Date of the Registration Statement was not earlier than the date three years before the Execution Time. Any reference herein to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

(b)           To the extent that the Registration Statement is not available for the sales of the Shares as contemplated by this Agreement or the Company is not a “well-known seasoned issuer” as defined in Rule 405 or otherwise is unable to make the representations set forth in Section 2(i) at any time when such representations are required, the Company shall file a new registration statement with respect to any additional shares of Common Stock necessary to complete such sales of the Shares and shall cause such registration statement to become effective as promptly as practicable. After the effectiveness of any such registration statement, all references to “Registration Statement” included in this Agreement shall be deemed to include such new registration statement, including all documents incorporated by reference therein pursuant to Item 12 of Form S-3, and all references to “Base Prospectus” included in this Agreement shall be deemed to include the final form of prospectus, including all documents incorporated therein by reference, included in any such registration statement at the time such registration statement became effective.

(c)            Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to Manager Information (as defined below).

(d)           Neither the Company nor the Operating Company has entered into any other sales agency agreements or other similar arrangements with any agent or any other representative in respect of at the market offerings of the Shares in accordance with Rule 415(a)(4) (except for such at the market offerings pursuant to which a notice of termination has been delivered on or prior to the date hereof).

(e)            There is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(f)             No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose or pursuant to Section 8A of the Securities Act are pending before or, to the knowledge of the Company, threatened by the Commission.

(g)            On each Effective Date, at the Execution Time, at each Applicable Time, at each Settlement Date (as defined below) and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) in connection with any offer or sale of Shares, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b), at the Execution Time, at each Applicable Time, on each Settlement Date and at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) in connection with any offer or sale of Shares, the Prospectus (together with any supplement thereto) complied and will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by the Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information is the information in the 32nd, 33rd and 34th paragraph under the heading “Plan of Distribution,” in each case contained in the Registration Statement, the Disclosure Package and the Prospectus (collectively, “Manager Information”).

(h)           At the Execution Time, at each Applicable Time and at each Settlement Date, the Disclosure Package does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to Manager Information.

(i)             (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Shares in reliance on the exemption in Rule 163, and (iv) at the Execution Time and on each such time this representation is repeated or deemed to be made (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a “well-known seasoned issuer” as defined in Rule 405. The Company agrees to pay the fees required by the Commission relating to the Shares within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(j)             The Company is not an “ineligible issuer” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer, as of the eligibility determination date specified in Rule 164. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Except for the free writing prospectuses, if any, identified in Schedule I hereto forming part of the Disclosure Package, and electronic road shows, if any, each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(k)            The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own and lease its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement and any Confirmation, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

(l)             VICI Properties HoldCo LLC (“VICI HoldCo”), a wholly-owned direct subsidiary of the Company, has the limited liability company power and authority as the sole managing member of the Operating Company and owner of the limited liability company interests of the Operating Company set forth in the Registration Statement, the Disclosure Package and the Prospectus, to cause the Operating Company to enter into and perform the Operating Company’s obligations under this Agreement.

(m)           This Agreement has been duly authorized, executed and delivered by each of the Company and the Operating Company. Each Confirmation has been duly authorized by the Company and, when executed and delivered by the Company (assuming due authorization, execution and delivery by the applicable Forward Purchaser), will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(n)            Each “significant subsidiary” of the Company (as the term is defined in Rule 1-02 of Regulation S-X) has been duly organized, is validly existing as a corporation, limited liability company, limited partnership or other type of entity or organization, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, organization or formation, has the corporate, limited partnership, limited liability company or similar power and authority to own and lease its properties and to conduct its business as described in the Registration Statement, the Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. The Company owns and will own 100% of the limited liability company interests of VICI HoldCo. VICI HoldCo is the sole managing member of the Operating Company and, as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the owner of the limited liability company interests of the Operating Company. The Operating Company owns and will own 100% of the limited partnership interests in VICI Properties L.P. (“VICI LP”). The only subsidiaries of the Company are (A) the subsidiaries of the Company listed on Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary,” as defined in Rule 1-02 of Regulation S-X. VICI LP, VICI HoldCo, the Operating Company, VICI Properties 2 L.P., VICI Properties 1 LLC, CPLV Property Owner LLC, MGP Lessor, LLC and MGP Lessor Holdings, LLC are the only “significant subsidiaries” of the Company, as the term “significant subsidiary” is defined in Rule 1-02 of Regulation S-X.

(o)           The authorized Common Stock of the Company conforms in all material respects as to legal matters to the description thereof contained in each of the Registration Statement, the Disclosure Package and the Prospectus.

(p)           The shares of Common Stock outstanding prior to the issuance of any Shares to be sold by the Company have been duly authorized and is validly issued, fully paid and non-assessable. None of the outstanding shares of Common Stock were issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, (i) there are no outstanding securities convertible into or exercisable or exchangeable for any shares of capital stock of the Company, and (ii) there are no outstanding options, warrants, or other rights to purchase or subscribe for capital stock or other ownership interests of the Company.

(q)           The Primary Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein pursuant to due authorization by the Company’s board of directors (the “Board”) or a duly authorized committee thereof in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Primary Shares will not be subject to any preemptive or similar rights of any securityholder of the Company. The Confirmation Shares have been duly authorized and reserved for issuance under any Confirmation. When Confirmation Shares are issued and delivered by the Company to the applicable Forward Purchaser pursuant to the applicable Confirmation, such Confirmation Shares will be validly issued, fully paid and non-assessable, and the issuance thereof will not be subject to the preemptive or other similar rights of any securityholder of the Company or any other person or entity. The certificates, if any, to be used to evidence the Shares will, on each Settlement Date, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of Maryland state law, the charter and the bylaws of the Company and the requirements of the New York Stock Exchange (the “NYSE”).

(r)            The Amended and Restated Limited Liability Company Agreement of the Operating Company, dated as of April 29, 2022 (the “LLC Agreement”), is in full force and effect. All of the outstanding limited liability company interests (“OP Units”) of the Operating Company have been duly authorized and are validly issued in accordance with the LLC Agreement, and, except for restrictions on transferability in the LLC Agreement or as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, the outstanding limited liability company interests of the Operating Company owned by the Company, directly or indirectly, are free and clear of any perfected security interest or any other security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or limited liability company interests of the Operating Company. The OP Units to be issued to the Company in connection with the Company’s issuance of any Shares pursuant to this Agreement, upon the contribution by the Company to the Operating Company of the proceeds from any such sale, will be duly authorized for issuance by the Operating Company to the Company, and at the time of their issuance will be validly issued in accordance with the LLC Agreement. None of the OP Units have been or, upon any issuance as provided in the prior sentence, will be issued in violation of the preemptive or other similar rights of any security holder of the Operating Company or any other person or entity.

(s)            All of the outstanding shares of capital stock or other ownership interests of each “significant subsidiary” other than the Operating Company have been duly authorized and are validly issued, and are, to the extent applicable, fully paid and non-assessable, and, except for restrictions on transferability in the organizational documents or as otherwise set forth in the Registration Statement, the Disclosure Package and the Prospectus, all outstanding shares of capital stock or other ownership interests of the Company’s “significant subsidiaries” other than the Operating Company are owned by the Company either directly or through subsidiaries that are wholly-owned (other than any third-party interests disclosed in the Registration Statement, the Disclosure Package and the Prospectus), free and clear of any perfected security interest or any other security interests, claims, mortgages, pledges, liens, encumbrances or other restrictions of any kind. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, there are no outstanding options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities or interests for capital stock or other ownership interests of any “significant subsidiary” other than the Operating Company.

(t)            The LLC Agreement has been duly and validly authorized, executed and delivered by each of the Company and VICI HoldCo, as the sole managing member of the Operating Company, and is a valid and binding agreement of the Operating Company, enforceable against each of the Company, VICI HoldCo and the Operating Company in accordance with its terms. The Operating Agreement of VICI HoldCo has been duly and validly authorized, executed and delivered by the Company, as the sole member of VICI HoldCo, and is a valid and binding agreement of VICI HoldCo, enforceable against the Company and VICI HoldCo in accordance with its terms. The Second Amended and Restated Agreement of Limited Partnership of VICI LP has been duly and validly authorized, executed and delivered by each of the Operating Company and VICI Properties GP LLC (“VICI GP”), as sole general partner of VICI LP, and is a valid and binding agreement of VICI LP, enforceable against each of the Operating Company, VICI GP and VICI LP in accordance with its terms.

(u)           Except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus, (i) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders to the extent permitted by applicable law and (ii) the Operating Company, VICI LP and VICI HoldCo are not currently prohibited, directly or indirectly, from paying any dividends or distributions to their interest holders to the extent permitted by applicable law, from making any other distribution on the Operating Company’s, VICI LP’s or VICI HoldCo’s limited liability company interests or limited partnership interests, as applicable, from repaying to the Company or VICI HoldCo any loans or advances to the Operating Company from the Company or VICI HoldCo or from transferring any of the Operating Company’s property or assets to the Company or VICI HoldCo.

(v)           Neither the Company nor any of its subsidiaries is (i) in violation of its articles of incorporation, charter, bylaws, certificate of limited partnership, agreement of limited partnership, certificate of formation, limited liability company agreement or other organizational document, as applicable, as amended or supplemented, (ii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, ground lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties of the Company or any of its subsidiaries (the “Properties”) or any other assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”), or (iii) in violation of any law, statute, rule, regulation, judgment, order, writ or decree applicable to the Company or any of its subsidiaries of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or the Properties or any of their respective other assets or operations, except, in the case of clauses (ii) and (iii) of this sentence, for any such defaults or violations that would not have a Material Adverse Effect. The execution and delivery by the Company and the Operating Company of, and the performance by the Company and the Operating Company of their respective obligations under, this Agreement and any Confirmation, as applicable, will not (i) contravene any provision of applicable law or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, the Operating Company or any of their respective subsidiaries, (ii) result in the violation of the organizational documents of the Company, the Operating Company or any of their respective subsidiaries or (iii) result in a breach or violation of any Agreements and Instruments binding upon the Company, the Operating Company or any of their respective subsidiaries, except, in the case of clauses (i) and (iii) of this sentence, for any such contravention, breach or violation that would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Operating Company of their respective obligations under this Agreement and any Confirmation, as applicable, except (i) as have been obtained or made by the Company or the Operating Company and (ii) (A) such as may be required by the securities laws of any U.S. state or non-U.S. jurisdiction or Blue Sky laws of the various U.S. states in connection with the offer and sale of the Shares, and (B) such approvals as have been obtained under the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Except as described in the Registration Statement, the Disclosure Package and the Prospectus, the execution and delivery by the Company and the Operating Company of, and the performance by the Company and the Operating Company of their respective obligations under, this Agreement and any Confirmation, as applicable, and will not constitute a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any other assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such Repayment Events, liens, charges or encumbrances that would not have a Material Adverse Effect). As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(w)           Except as described in the Registration Statement, the Disclosure Package and the Prospectus or which have been properly complied with or waived, there are no persons with registration rights or other similar rights to have any equity or equity-derivative securities registered for sale pursuant to the Registration Statement or the Prospectus or otherwise registered for sale or sold under the Securities Act by either of the Company or the Operating Company.

(x)            There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Disclosure Package.

(y)            Except as described in the Registration Statement, the Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or to which any of the Properties is subject, which would, if determined adversely to the Company, reasonably be expected to have a Material Adverse Effect, or which would materially and adversely affect the consummation of the transactions contemplated by this Agreement or contemplated by the Registration Statement, the Disclosure Package and the Prospectus; and there are no material contracts or other documents that are required to be described in the Registration Statement, the Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(z)            Each of the Company and the Operating Company is not, and immediately after giving effect to (i) the offering and sale of any Shares pursuant to this Agreement and the application of the net proceeds therefrom or (ii) the issuance, sale and/or delivery of any Confirmation Shares and the application of the net proceeds therefrom, if any, each as described in the Disclosure Package will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(aa)          Except as disclosed in the Registration Statement, the Disclosure Package or the Prospectus, each of the Company and its subsidiaries (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(bb)         There are (i) no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) and (ii) no notices of potential liability or claims pending or, to the knowledge of the Company or the Operating Company, threatened against the Company, any of its subsidiaries or any of the Properties concerning Environmental Laws, which in the case of sub-clause (i) or (ii) would, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect; neither the Company, any of its subsidiaries nor, to the knowledge of the Company or the Operating Company, any other person has contaminated or caused conditions that threaten to contaminate any of the Properties with Hazardous Materials, except for such contamination or threats of contamination that would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect; none of the Properties is included on or, to the knowledge of the Company or the Operating Company, is proposed for inclusion on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. §. 9601 et seq., or any similar list or inventory of contaminated properties, the result of which would, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(cc)          (i) None of the Company or its subsidiaries, or, to the Company’s or the Operating Company’s knowledge, any director, officer, affiliate, employee, agent or representative of the Company or of any of the Company’s subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) in order to influence official action, or to any person, in violation of any applicable anti-corruption laws; (ii) the Company and its subsidiaries and controlled affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor its subsidiaries will use, directly or indirectly, the proceeds from any sale of Shares pursuant to this Agreement or any issuance, sale and/or delivery of Confirmation Shares pursuant to any Confirmation in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(dd)         The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of applicable jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or the Operating Company, threatened.

(ee)          (i) None of the Company or any of its subsidiaries, or, to the Company’s or the Operating Company’s knowledge, any director, officer, employee, agent or affiliate of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are:

(A)              the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or

(B)              located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria, and the Crimea, so-called Donetsk People’s Republic and Luhansk People’s Republic regions of Ukraine).

(ii)            The Company and the Operating Company will not, directly or indirectly, use the proceeds from any sale of Shares pursuant to this Agreement or any issuance, sale and/or delivery of Confirmation Shares pursuant to any Confirmation, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:

(A)              to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or

(B)              in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as an agent, underwriter, advisor, investor or otherwise).

(iii)           Since its formation, the Company and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(ff)           Except as disclosed in the Registration Statement, Disclosure Package and Prospectus: (i) the Company, either directly or through a subsidiary, has good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, charges, security interests, claims, restrictions or encumbrances of any kind, other than those that do not, singly or in the aggregate, materially and adversely affect the value of such Properties and do not materially interfere with the use made or proposed to be made of such Property by the Company or any of its subsidiaries; (ii) none of the Company or any of its subsidiaries owns any material real property other than the Properties described in the Registration Statement, the Disclosure Package and the Prospectus as being so owned; (iii) with respect to the Material Properties, each of the ground leases relating to a Property, if any, material to the business of the Company and its subsidiaries, taken as a whole, and under which the Company or any of its subsidiaries holds the Properties, is in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by the Company or any of its subsidiaries, and none of the Company or any of its subsidiaries has received any notice of any material claim of any sort that has been asserted by any ground lessor under a ground lease threatening the rights of the Company or any of its subsidiaries to the continued possession of the leased premises under any such ground lease; (iv) except as would not be reasonably expected to have a Material Adverse Effect, to the knowledge of the Company or the Operating Company, no lessee of any of the Properties is in default under any of the leases relating to the Properties and neither the Company nor any of its subsidiaries knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any such lease; (v) no tenant under any of the leases at the Material Properties has any option or right of first refusal to purchase all or part of any of the premises under such lease; (vi) each of the Material Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Material Properties) and deed restrictions or other covenants, except for such failures to comply that would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect; (vii) none of the Company or any of its subsidiaries has (A) received from any governmental authority any written notice of any condemnation of or zoning change materially and adversely affecting the Material Properties, or (B) knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Material Properties; and (viii) the mortgages and deeds of trust that encumber the Material Properties are not convertible (in the absence of foreclosures) into equity securities of the entity owning such Material Property and said mortgages and deeds of trust are not cross-defaulted to any indebtedness other than indebtedness of the Company or any of its subsidiaries or cross-collateralized with any property other than other Material Properties or assets owned directly or indirectly by the Company and its subsidiaries.

(gg)         Each of the material partnership agreements, declarations of trust or trust agreements, limited liability company agreements (or other similar agreements) and joint venture agreements to which the Company or the Operating Company is a party has been duly authorized, executed and delivered by such applicable party and constitutes the valid agreement thereof, enforceable in accordance with its terms, except as limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

(hh)         The Company has not received any written communication regarding a tenant’s or guarantor’s termination of or intent not to renew any of its leases or guarantee agreements with the Company or any of its subsidiaries, and no such termination or non-renewal has been threatened in writing to the Company or any of its subsidiaries by any other party thereto, in each case that would have a Material Adverse Effect.

(ii)            The Company and its subsidiaries own or possess the right to use, or can acquire on reasonable terms, all patents, patent rights, licenses, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently used by them in connection with the business now operated by them, except where the failure to do so would not be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(jj)            No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or the Operating Company, is imminent, which, in either case, would be reasonably expected to result in a Material Adverse Effect.

(kk)          The Company and each of its subsidiaries are insured by insurers of, in their reasonable judgment, recognized financial responsibility (determined as of the date such insurance was obtained) against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, which refusal would be reasonably expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able (i) to renew, if desired, its existing insurance coverage as and when such coverage expires or (ii) to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not be reasonably expected to have a Material Adverse Effect. Except where any such failure to do so would not be reasonably expected to have a Material Adverse Effect, the tenants of the Company and the Operating Company and each of their respective subsidiaries maintain insurance on the Properties with carriers against such risks and in such amounts as the Company and the Operating Company deem prudent in their reasonable judgment.

(ll)            Except where any such failure to do so would not be reasonably expected to have a Material Adverse Effect, the Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(mm)        Except as would not be reasonably expected to have a Material Adverse Effect: (i) each of the Company and the Operating Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); (ii) no “reportable event” (as defined in ERISA) for which notice has not been waived has occurred with respect to any “pension plan” (as defined in ERISA) for which either the Company or the Operating Company would have any material liability; (iii) neither the Company nor the Operating Company has incurred or expects to incur material liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (B) Sections 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”); and (iv) each “pension plan” for which either the Company or the Operating Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification.

(nn)         (i) The consolidated financial statements of the Company and VICI LP included in or incorporated by reference into the Registration Statement, the Disclosure Package and the Prospectus, together with the related schedules and notes thereto, present fairly in all material respects the financial position of the Company and VICI LP, respectively, as of the dates shown and their results of operations, stockholders’ or partners’ equity, as applicable, and cash flows for the periods shown and (ii) such financial statements of the Company and VICI LP have been prepared in conformity with the generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved, except to the extent expressly otherwise stated in the related notes thereto, and the supporting schedules, if any, included in the Registration Statement, the Disclosure Package and the Prospectus present fairly in all material respects in accordance with GAAP the information stated therein.

Other than the historical financial statements (and schedules) included in the Registration Statement, the Disclosure Package and the Prospectus or as expressly permitted by the Commission, no other historical or pro forma financial statements (or schedules) are required to be included therein under the Securities Act or the rules and regulations thereunder.

(oo)         All disclosures contained in the Registration Statement, the Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the Exchange Act, and Item 10 of Regulation S-K under the Securities Act, in each case to the extent applicable.

(pp)         Each of the Company and VICI LP maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions by each of the Company, VICI LP and their respective subsidiaries are executed in accordance with management’s general or specific authorizations; (ii) transactions by each of the Company, VICI LP and their respective subsidiaries are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets of each of the Company, VICI LP and their respective subsidiaries is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets of each of the Company, VICI LP and their respective subsidiaries is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Disclosure Package, since the date of the Company’s and VICI LP’s most recently audited financial statements, (i) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) has been identified and (ii) no change in the Company’s internal control over financial reporting has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s and VICI LP’s internal control over financial reporting.

(qq)         The interactive data in eXtensible Business Reporting Language included in or incorporated by reference into the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(rr)           The Company has made a timely election to be subject to tax as a real estate investment trust (a “REIT”) pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 2017. Commencing with its taxable year ended December 31, 2017, the Company was organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its proposed method of operation, as described in, and subject to the limitations, qualifications and assumptions set forth in, the Registration Statement, the Disclosure Package and the Prospectus, will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all materials respects.

(ss)          The Operating Company is properly classified as a partnership or disregarded entity, and not as a corporation or as a publicly traded partnership taxable as a corporation, for federal income tax purposes throughout the period from its formation through the date hereof.

(tt)           The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof and have paid all taxes required to be paid thereon, except, in each case, where the failure to file such tax returns or pay such taxes would not have a Material Adverse Effect, or, except as such taxes currently being contested in good faith and for which reserves required by U.S. GAAP have been made, and no proposed tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a Material Adverse Effect.

(uu)         The Company has taken all necessary actions to ensure that it is and will be in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof that are then in effect.

(vv)         Neither the Company nor any of its subsidiaries or other controlled affiliates has taken or will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company or any of its subsidiaries to facilitate the sale or resale of the Shares or a violation of Regulation M under the Exchange Act.

(ww)        Any statistical, tenant and market-related data included in the Registration Statement, the Disclosure Package or the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xx)           The Shares and the Confirmation Shares have been approved for listing on the NYSE, subject to official notice of issuance.

(yy)         The Common Stock qualifies as an “actively-traded security” exempted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(zz)          Deloitte & Touche LLP, who have certified the financial statements and supporting schedules included in the Registration Statement, the Disclosure Package and the Prospectus are independent public accountants as required by Securities Act and the rules and regulations under the Securities Act, the Exchange Act and the rules and regulations under the Exchange Act and the Public Company Accounting Oversight Board.

(aaa)        (A) To the knowledge of the Company and the Operating Company, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of the Company’s, the Operating Company’s or their respective subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases, equipment or technology (collectively, “IT Systems and Data”); (B) none of the Company, the Operating Company or their respective subsidiaries have been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company, the Operating Company and their respective subsidiaries have implemented controls, policies, procedures, and technological safeguards that they believe maintain and protect, in all material respects, the integrity, continuous operation, redundancy and security of their IT Systems and Data, or as required by applicable regulatory standards, except with respect to clauses (A) and (B), for any such security breach or incident, unauthorized access or disclosure, or other compromises, that have been remedied without material cost or liability or as would not, individually or in the aggregate, have a Material Adverse Effect, or with respect to clause (C), where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company, the Operating Company and their respective subsidiaries are presently in compliance with all applicable laws and statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

Any certificate signed by any officer of the Company or the Operating Company and delivered to the Managers or the Forward Purchasers or counsel for the Managers and the Forward Purchasers in connection with this Agreement or any Terms Agreement shall be deemed a representation and warranty by the Company or the Operating Company, as applicable, as to matters covered thereby, to the Managers and the Forward Purchasers.

3.              Sale and Delivery of Shares.

(a)            (i)            Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell Primary Shares from time to time through a Manager, acting as a sales agent, and the applicable Manager agrees to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to sell, as sales agent for the Company, such Primary Shares on the terms set forth in this Agreement.

(ii)            In addition, subject to the terms and conditions set forth herein and provided that the Company enters into a Confirmation with a Forward Purchaser with respect to a relevant Forward, the Company may, in consultation with such Forward Purchaser and the applicable Manager, instruct such Manager, as forward seller for such Forward Purchaser, to offer and sell the Forward Hedge Shares borrowed from third parties to hedge such Forward Purchaser’s exposure under the Forward, as contemplated by the relevant Forward Instruction Notice (as defined below).

(b)            The Shares are to be sold on a daily basis or otherwise as shall be mutually agreed to by the Company and the applicable Manager on any day that (A) is a trading day for the NYSE (each, a “Trading Day”), (B) the Company has instructed the applicable Manager by telephone (confirmed promptly by email) to make such sales for the Company or the applicable Forward Purchaser as forward seller and (C) the Company has satisfied its obligations under Section 6 of this Agreement. On any Trading Day, Shares may be sold through only one Manager. If the Company wishes that Shares be sold through a Manager, it shall (i) in the case of sales for the Company, instruct the applicable Manager by telephone (confirmed promptly by facsimile transmission or email, which confirmation will be promptly acknowledged by such Manager) as to the maximum amount of Shares to be sold by the applicable Manager as agreed to by such Manager (in any event not in excess of the amount available for issuance under the Prospectus and the currently effective Registration Statement) and the minimum gross price per Share at which such Shares may be sold, or (ii) in the case of a Forward, propose to the applicable Manager and the applicable Forward Purchaser, by email, to enter into a Forward consistent with the instruction substantially in the form set forth in Annex III hereto (or such other form as the Company, such Forward Purchaser and such Manager shall agree) (the “Forward Instruction Notice”). Such Manager and/or such Forward Purchaser shall promptly choose to (A) accept the terms proposed in such Forward Instruction Notice, (B) decline to participate in the proposed Forward or (C) propose amended terms upon which to participate in the proposed Forward; provided, however, that in the case of clause (C), the Company may accept or reject such amended terms in its sole discretion no later than on the Trading Day following the Trading Day on which such Manager and/or such Forward Purchaser proposed amended terms. Promptly upon the acceptance of a Forward Instruction Notice (or its amended terms and in any event prior to sales of Forward Hedge Shares), the Company shall enter into a Confirmation with the applicable Forward Purchaser substantially in the form of Annex II hereto and consistent with such Forward Instruction Notice.

(c)            Subject to the terms and conditions hereof, the applicable Manager shall use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to sell on a particular day all of the Shares designated for the sale by the Company on such day with respect to which such Manager has agreed to act as sales agent. The gross sale price of each Share sold under this Section 3 shall be the market price per share of the Common Stock sold by the applicable Manager acting as sales agent for the Company or as forward seller at the time of such sale.

(d)            The Company acknowledges and agrees that (A) there can be no assurance that any Manager will be successful in selling any Shares as sales agent or in borrowing and selling any Forward Hedge Shares as forward seller, (B) no Manager will incur any liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by such Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulation to sell such Shares as required under this Agreement (whether acting as sales agent for the Company or as forward seller for the Forward Purchaser), and (C) no Manager shall be under any obligation to purchase Shares on a principal basis pursuant to this Agreement, except as required by a Terms Agreement or as otherwise specifically agreed by the relevant Manager and the Company.

(e)            The Company shall not authorize the issuance and sale of, and no Manager shall sell, any Share at a gross price lower than the minimum price therefor designated from time to time by the Board, or a duly authorized committee thereof, and notified to the Managers by telephone (confirmed promptly by email). The Company or the applicable Manager may, upon notice to the other party by telephone (confirmed promptly by email), suspend the offering of the Shares for any reason and at any time (such period, a “Suspension Period”); provided, however, that such Suspension Period shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice or any Confirmation executed and delivered by the Company and the relevant Forward Purchaser prior to the giving of such notice; and provided, further, that there shall be no obligations under Sections 4(k), 4(l), 4(m), 4(n) and 4(o) with respect to the delivery of certificates, opinions, comfort letters to the Managers and the Forward Purchasers or the conduct of due diligence sessions during a Suspension Period and that such obligations shall recommence on the termination of the Suspension Period.

(f)             Subject to the terms and conditions of this Section 3, the Manager may sell Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 under the Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Shares to or through a market maker, in block transactions or directly to any customer or client of the applicable Manager. The applicable Manager may also sell Shares by any other method permitted by law, including but not limited to in privately negotiated transactions.

(g)            In connection with sales pursuant to Section 3(a)(i) hereof, the compensation to the Managers for sales of the Primary Shares with respect to which the Managers act as sales agents under this Agreement shall not exceed 2.0% of the gross sales price of the Shares sold pursuant to Section 3(a)(i). The foregoing rate of compensation shall not apply in transactions where the Managers act as principals, in which case the Company may sell Primary Shares to the Managers as principals at a price agreed upon at the relevant Applicable Time pursuant to a Terms Agreement. In connection with sales pursuant to Section 3(a)(ii) hereof, the compensation payable to the Manager for sales of Forward Hedge Shares with respect to which the Manager acts as forward seller shall be reflected in a reduction not to exceed 2.0% from the Initial Forward Price (as defined in the relevant Confirmation).

(h)            If acting as sales agent hereunder, the applicable Manager shall provide written confirmation to the Company and, if applicable, the related Forward Purchaser (which may be by email) as soon as is reasonably practicable following the close of trading on the NYSE each day on which Shares are sold by such Manager pursuant to this Section 3 setting forth (i) the number of Shares sold on such day, (ii) the aggregate gross sales proceeds of such Shares, (iii) the aggregate net proceeds to the Company, (iv) the Initial Forward Price as of such day under any Confirmation pursuant to which the Forward Hedge Shares were sold on such day, and (v) the aggregate compensation payable by the Company to such Manager with respect to such sales.

(i)             Unless the parties agree otherwise, settlement for sales of the Shares pursuant to this Section 3 will occur on the second Business Day (and on and after May 28, 2024, the first Business Day, or any such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On each Settlement Date for the sale of Primary Shares through a Manager as sales agent pursuant to Section 3(a)(i) hereof (each such day, a “Direct Settlement Date”), the Primary Shares sold through the applicable Manager for settlement on such date shall be issued and delivered by the Company to such Manager against payment of the net proceeds from the sale of such Primary Shares in same day funds delivered to an account designated by the Company, unless otherwise agreed as contemplated pursuant to Section 3(j) below. On each settlement date for the sale of Forward Hedge Shares through a Manager as forward seller pursuant to Section 3(a)(ii) hereof (each such day, a “Forward Settlement Date,” and together with the Direct Settlement Date, a “Settlement Date”), such Forward Hedge Shares shall be delivered by the applicable Forward Purchaser to the Manager against payment by such Manager of the net proceeds from the sale of such Forward Hedge Shares in same day funds delivered to an account designated by the applicable Forward Purchaser, or as otherwise agreed to between the applicable Manager and the applicable Forward Purchaser. Settlement for all such Shares shall be effected by free delivery of the Shares to the applicable Manager’s account at The Depository Trust Company (“DTC”). If the Company or its transfer agent (if applicable) shall default on its obligation to deliver the Primary Shares to the relevant Manager acting as sales agent for the Company on any Direct Settlement Date, the Company shall (A) indemnify and hold the applicable Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay such Manager any commission to which it would otherwise be entitled absent such default. If the applicable Manager breaches this Agreement by failing to deliver the net proceeds to the Company on any Direct Settlement Date for the Shares delivered by the Company, such Manager will pay the Company interest based on the effective overnight federal funds rate on such unpaid amount less any compensation due to such Manager.

(j)             In the event the Company and the applicable Manager have mutually agreed to the delivery of aggregate gross sales price for any Primary Shares on the applicable Direct Settlement Date, the compensation payable to such Manager and any further deductions from such aggregate gross sales price as contemplated by Section 3(i) above shall be set forth and invoiced in a periodic statement from such Manager to the Company, payment to be made by the Company promptly after its receipt of such statement.

(k)            At each Applicable Time, Settlement Date, Representation Date (as defined below) and each date on which the Company shall file, or shall be obligated to file, a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, the Company and the Operating Company shall be deemed to have affirmed each representation and warranty contained in this Agreement as if such representation and warranty were made as of such date, modified as necessary to relate to the Registration Statement, the Disclosure Package and the Prospectus as amended as of such date. Any obligation of the Managers to use their commercially reasonable efforts consistent with their respective normal trading and sales practices and applicable law and regulation to sell the Shares shall be subject to the continuing accuracy of the representations and warranties of the Company and the Operating Company herein and the related Confirmation, as applicable, to the performance by the Company and the Operating Company of their obligations hereunder and the related Confirmation, as applicable, and to the continuing satisfaction of the additional conditions specified in Section 6 of this Agreement.

(l)             If the Company wishes to issue and sell Primary Shares pursuant to this Agreement but other than as set forth in Section 3 of this Agreement (each, a “Placement”), it will notify the applicable Manager(s) of the proposed terms of such Placement. If the applicable Manager(s), acting as principal(s), wishes/wish to accept such proposed terms (which a Manager may decline to do for any reason in its sole discretion) or, following discussions with the Company wish to accept amended terms, the applicable Manager(s) and the Company will enter into a Terms Agreement setting forth the terms of such Placement. The terms set forth in a Terms Agreement will not be binding on the Company or the applicable Manager(s) unless and until the Company and the applicable Manager(s) have executed such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

(m)           Each sale of Shares to any Manager shall be made in accordance with the terms of this Agreement and, if applicable, a Terms Agreement, which will provide for the sale of such Shares to, and the purchase thereof by, the applicable Manager(s). A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by the applicable Manager(s). The commitment of any Manager to purchase Primary Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company and the Operating Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the number of the Primary Shares to be purchased by each Manager pursuant thereto, the price to be paid to the Company for such Primary Shares, any provisions relating to rights of, and default by, underwriters acting together with the applicable Manager(s) in the reoffering of the Primary Shares, and the time and date (each such time and date being referred to herein as a “Time of Delivery”) and place of delivery of and payment for such Primary Shares. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants’ letters and officers’ certificates pursuant to Section 6 of this Agreement and any other information or documents required by the applicable Manager(s).

(n)            Under no circumstances shall the number and aggregate gross sales price of Shares sold pursuant to this Agreement and any Terms Agreement exceed (i) the number of authorized shares of Common Stock available for issuance under the Company’s charter, (ii) the aggregate gross sales price of Shares set forth in Section 1 or (iii) if applicable, the number of shares of the Common Stock available for issuance under the Registration Statement. In addition, under no circumstances shall any Shares be offered or sold at a price lower than the minimum price therefor duly authorized from time to time by the Company and notified to the Managers in writing. The Managers shall have no responsibility for maintaining records with respect to Shares available for sale under the Registration Statement or for determining the aggregate gross sales price, the number or the minimum price of Shares duly authorized by the Company.

(o)            If either the Company or the Operating Company, on the one hand, or any Manager or any Forward Purchaser, on the other, has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Common Stock, it shall promptly notify the other party and sales of the Shares under this Agreement and any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of such parties; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to any Confirmation executed and delivered by the Company to the relevant Forward Purchaser prior to the giving of such notice.

(p)            Notwithstanding any other provision of this Agreement, the Company shall not offer or sell, or instruct a Manager to offer or sell, any Shares (and, by notice to the Manager and the Forward Purchaser given by telephone (confirmed promptly by facsimile transmission or email), shall cancel any instructions for any such offer or sale of any Shares prior to the commencement of the periods referenced below), and no Manager shall be obligated to make any such offer or sale of Shares, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) at any time during the period commencing on the Business Day prior to the time the Company issues a press release containing, or shall otherwise publicly announce, its earnings, revenues or other operating results for a fiscal period or periods (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Company files with the Commission a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same fiscal period or periods, as the case may be, covered by such Earnings Announcement.

(q)            Notwithstanding anything herein to the contrary, in the event that in the good faith, commercially reasonable judgment of the applicable Forward Purchaser either (i) it or its affiliate is unable to borrow and deliver a number of Forward Hedge Shares in accordance with this Agreement and the relevant Forward Instruction Notice or (ii) a Stock Borrow Event (as defined in the relevant Confirmation) would occur, then the obligations hereunder of the related Manager, as forward seller, to use commercially reasonable efforts to offer and sell Forward Hedge Shares shall only extend to the aggregate number of Forward Hedge Shares that such Forward Purchaser or its affiliate is able to so borrow below such cost.

(r)            In connection with entering into any Confirmation, the Company will not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to its Common Stock; provided, that, for the avoidance of any doubt, the acquisition of its common stock through an ongoing stock purchase plan shall not constitute a long position in connection with entering into any Confirmation. For purposes of the foregoing, “Affiliate” means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by, or under common control with such person or entity.

4.              Agreements. The Company agrees with each Manager and Forward Purchaser that:

(a)            During any period when the delivery of a prospectus relating to the Shares is required (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) under the Securities Act, the Company will not file any amendment to the Registration Statement, supplement to the Base Prospectus (including the Prospectus Supplement) or any Rule 462(b) Registration Statement unless the Company has furnished the Managers and the Forward Purchasers a copy for their review prior to filing and will not file any such proposed amendment, supplement or Rule 462(b) Registration Statement to which the Managers or the Forward Purchasers reasonably object. The Company has properly completed the Prospectus, in a form approved by the Managers and the Forward Purchasers, and filed such Prospectus, as amended at the Execution Time, with the Commission pursuant to the applicable paragraph of Rule 424(b) by the Execution Time and will cause any amendment or supplement to the Prospectus to be properly completed, in a form approved by the Managers and the Forward Purchasers, and will file any such amendment or supplement with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed thereby and will provide evidence satisfactory to the Managers and the Forward Purchasers of such timely filing. The Company will promptly advise the Managers and the Forward Purchasers (i) when the Prospectus, and any amendment or supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, during any period when the delivery of a prospectus (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) is required under the Securities Act in connection with the offering or sale of the Shares, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment to the Registration Statement or any Rule 462(b) Registration Statement, or for any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use commercially reasonable efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon any such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using commercially reasonable efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)           If, at any time on or after an Applicable Time but prior to the related Settlement Date or Time of Delivery, any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the applicable Manager(s) and Forward Purchaser(s) so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to the applicable Manager(s) in such quantities as the applicable Manager(s) and Forward Purchaser(s) may reasonably request.

(c)            During any period when the delivery of a prospectus relating to the Shares is required (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) under the Securities Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Prospectus, the Company promptly will (i) notify the Managers and the Forward Purchasers of any such event, (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its reasonable best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Prospectus and (iv) supply any supplemented Prospectus to the Managers and the Forward Purchasers in such quantities as the Managers and the Forward Purchasers may reasonably request.

(d)           As soon as practicable, the Company will make generally available to its security holders and to the Managers and the Forward Purchasers an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158.

(e)            The Company will furnish to the Managers and the Forward Purchasers and counsel for the Managers and the Forward Purchasers, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by any Manager, any Forward Purchasers or any dealer may be required by the Securities Act (whether physically or through compliance with Rule 153, Rule 172 or any similar rule), as many copies of the Prospectus and each Issuer Free Writing Prospectus and any amendment or supplement thereto as the Managers and the Forward Purchasers may reasonably request.

(f)            The Company will use its reasonable best efforts to arrange, if necessary, for the qualification of the Shares for sale under the laws of such jurisdictions as the Managers and the Forward Purchasers may designate and will maintain such qualifications in effect so long as required for the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

(g)           The Company agrees with the Managers and the Forward Purchasers that, unless it has or shall have obtained the prior written consent of the Managers and the Forward Purchasers, and each Manager agrees with the Company that, unless it has or shall have obtained the prior written consent of the Company, it has not made, and will not make, any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses identified in Schedule I hereto. Any such free writing prospectus consented to by the Managers and the Forward Purchasers or the Company, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (ii) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h)           At any time that the Company has instructed any of the Managers to sell Shares pursuant to Section 3(b) and such instructions have not been fulfilled, settled or cancelled, the Company will not offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction without (i) giving the Managers and the Forward Purchasers at least one Business Days’ prior written notice specifying the nature of the proposed transaction and the date of such proposed transaction and (ii) the Managers suspending acting under this Agreement for such period of time requested by the Company or as deemed appropriate by the Managers and the Forward Purchasers in light of the proposed transaction; provided, however, that the Company may issue and sell Common Stock pursuant to this Agreement, any Confirmation and any Terms Agreement, any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and described in the Registration Statement and the Company may issue Common Stock issuable upon the conversion or exchange of securities or the exercise of warrants outstanding at the Execution Time.

(i)             The Company and the Operating Company will not (i) take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) sell, bid for, purchase or pay any person (other than as contemplated by this Agreement or any Terms Agreement) any compensation for soliciting purchases of the Shares.

(j)             The Company will, at any time during the term of this Agreement, as amended or supplemented from time to time, advise the Managers and the Forward Purchasers promptly after it shall have received notice or obtained knowledge of any information or fact that would alter or affect any opinion, certificate, letter or other document provided to the Managers and the Forward Purchasers pursuant to Section 6 hereof.

(k)            Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period) and each time thereafter that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than by means of (a) a prospectus supplement relating solely to the offering of securities other than the Shares or (b) a Current Report on Form 8-K that does not contain financial statements of the Company or of VICI LP filed with the Commission, unless, in the case of (b) reasonably requested by a Manager or a Forward Purchaser within five days of the filing thereof with the Commission), (ii) Shares are delivered to the applicable Manager(s) as principal(s) at the Time of Delivery pursuant to a Terms Agreement, (iii) the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K or (iv) otherwise as the Managers and the Forward Purchasers may reasonably request (such commencement or recommencement date and each such date referred to in (i), (ii), (iii) and (iv) above, a “Representation Date”), the Company shall furnish or cause to be furnished to the Managers and the Forward Purchasers forthwith a certificate dated and delivered the date of such commencement or recommencement, effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon request, as the case may be, in form satisfactory to the Managers and the Forward Purchasers, to the effect that the statements contained in the certificate referred to in Section 6(d) of this Agreement which were last furnished to the Managers and the Forward Purchasers are true and correct at the time of such commencement or recommencement, amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(d), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate. For purposes of this agreement “commencement of the offering” or “date of commencement” shall mean the initial date on which any of the Managers sells Shares pursuant to this Agreement and “recommencement of the offering” or “recommencement” shall mean the date on which any of the Managers sells Shares pursuant to this Agreement following a Suspension Period.

(l)            At each Representation Date, the Company shall have requested and caused Hogan Lovells US LLP (or such other counsel satisfactory to the Managers and the Forward Purchasers), outside counsel to the Company and the Operating Company, to furnish to the Managers and the Forward Purchasers its opinion and statements dated and delivered the date of commencement or recommencement, effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon such request, as the case may be, of the same tenor as the opinions and statements referred to in Section 6(b) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion.

(m)           At each Representation Date, Sidley Austin llp, counsel to the Managers and the Forward Purchasers, shall deliver a letter, dated and delivered the date of commencement or recommencement, effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, the Time of Delivery, or promptly upon such request, as the case may be, in form and substance satisfactory to the Managers and the Forward Purchasers, of the same tenor as the letter referred to in Section 6(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such letter.

(n)            Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and each time thereafter that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information, (ii) Shares are delivered to the applicable Manager(s) as principal(s) at a Time of Delivery pursuant to a Terms Agreement, (iii) the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, or (iv) at the Managers’ request and upon reasonable advance notice to the Company, there is filed with the Commission any document which contains financial information incorporated by reference into the Prospectus, the Company shall cause Deloitte & Touche LLP (the “Accountants”), or other independent accountants satisfactory to the Managers, forthwith to furnish the Managers a letter or letters, dated the date of commencement or recommencement, effectiveness of such amendment, the date of filing of such supplement or other document with the Commission, or the Time of Delivery, as the case may be, in form satisfactory to the Managers.

(o)           Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, the Company will conduct a due diligence session, in form and substance satisfactory to the Managers and the Forward Purchasers, which shall include representatives of the management and the independent accountants of the Company. The Company shall cooperate in a timely manner with any reasonable due diligence request from or review conducted by the Managers and the Forward Purchasers or their agents from time to time in connection with the transactions contemplated by this Agreement, including, without limitation, providing information and available documents and access to appropriate corporate officers and the Company’s agents during regular business hours and at the Company’s principal offices, and timely furnishing or causing to be furnished such certificates, letters and opinions from the Company, its officers and its agents, as the Managers and the Forward Purchasers may reasonably request.

(p)           The Company consents to each Manager and Forward Purchaser trading in the Common Stock for their own account and for the accounts of its respective clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.

(q)           The Company will disclose in its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as applicable, the number of Shares sold by or through the Managers under this Agreement, the net proceeds to the Company and the compensation paid by the Company with respect to sales of Shares pursuant to this Agreement during the relevant period.

(r)            If to the knowledge of the Company, the conditions set forth in Section 6(a) or 6(f) shall not be true and correct on a Settlement Date, the Company will offer to any person who has agreed to purchase Shares from the Company from or through the Managers the right to refuse to purchase and pay for such Shares.

(s)            Each acceptance by the Company of an offer to purchase Shares hereunder, and each execution and delivery by the Company of a Terms Agreement, shall be deemed to be an affirmation to the Managers that the representations and warranties of the Company and the Operating Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement, the Disclosure Package and the Prospectus as amended and supplemented relating to such Shares).

(t)            The Company shall reserve and ensure that there are at all times sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out of its authorized but unissued shares of Common Stock or shares of Common Stock held in treasury, of at least two times the maximum number of shares of Common Stock that may be issued, sold and/or delivered pursuant to the terms of this Agreement, any Confirmation and any Terms Agreement. The Company will use its commercially reasonable efforts to cause the Shares and the Confirmation Shares to be listed for trading on the NYSE and to maintain such listing.

(u)            During any period when the delivery of a prospectus relating to the Shares is required (whether physically or through compliance with Rule 153, Rule 172 or any similar rule) under the Securities Act, the Company will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the regulations thereunder.

(v)           The Company shall cooperate with the Managers and the Forward Purchasers and use its best efforts to permit the Shares and the Confirmation Shares to be eligible for clearance, settlement and trading through the facilities of DTC.

(w)           The Company will apply the net proceeds from any sale of the Shares and the net proceeds in connection with any Confirmation in the manner set forth in the Prospectus.

(x)            The Company will use its best efforts to meet the requirements to qualify as a REIT under the Code for the taxable year in which any sales of Shares pursuant to this Agreement are to occur.

5.              Payment of Expenses.

(a)            The Company agrees to pay the costs and expenses incident to the performance of its obligations under this Agreement and any Confirmation, whether or not the transactions contemplated hereby are consummated, including without limitation: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares and any Confirmation Shares, including any stamp or transfer taxes in connection with the original issuance and sale of the Shares and any Confirmation Shares; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares; (v) the registration of the Shares and any Confirmation Shares under the Exchange Act and the listing of the Shares and the Confirmation Shares on the NYSE; (vi) any registration or qualification of the Shares and any Confirmation Shares for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Managers and the Forward Purchasers relating to such registration and qualification); (vii) any filings required to be made with FINRA (including filing fees) and the reasonable fees and expenses, in an aggregate amount not to exceed $10,000, of counsel for the Managers and the Forward Purchasers relating to such filings; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Operating Company; and (x) all other costs and expenses incident to the performance by the Company and the Operating Company of their obligations hereunder.

6.              Conditions to the Obligations of the Managers. The obligations of the Managers under this Agreement and any Terms Agreement shall be subject to (i) the accuracy of the representations and warranties on the part of the Company and the Operating Company contained herein as of the Execution Time, each Representation Date, and as of each Applicable Time, Settlement Date and Time of Delivery, (ii) to the performance by the Company and the Operating Company of their obligations hereunder and (iii) the following additional conditions:

(a)            The Prospectus, and any amendment or supplement thereto, required by Rule 424 to be filed with the Commission has been filed in the manner and within the time period required by Rule 424(b) with respect to the Shares; any material required to be filed by the Company pursuant to Rule 433(d), shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been instituted or threatened.

(b)            On every date specified in Section 4(l) of this Agreement, the Company shall have requested and caused Hogan Lovells US LLP (or other counsel satisfactory to the Managers and the Forward Purchasers) to furnish to the Managers and the Forward Purchasers its opinion and statements, dated as of such date and addressed to the Managers and the Forward Purchasers, with respect to the matters identified in Exhibits A-1 and A-2 hereto.

(c)            The Managers and the Forward Purchasers shall have received from Sidley Austin llp, counsel for the Managers and the Forward Purchasers, on every date specified in Section 4(m) of this Agreement, a letter, dated as of such date and addressed to the Managers and the Forward Purchasers, with respect to such matters as the Managers and the Forward Purchasers may reasonably require, and the Company shall have furnished to such counsel such documents as it reasonably requests for the purpose of enabling it to pass upon such matters.

(d)            The Company and the Operating Company shall have furnished or caused to be furnished to the Managers and the Forward Purchasers, on every date specified in Section 4(k) of this Agreement, a certificate of the Company and the Operating Company, signed by an executive officer of the Company and VICI Holdco, as the sole managing member of the Operating Company, dated as of such date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto and this Agreement and that:

(i)             the representations and warranties of the Company and the Operating Company in this Agreement are true and correct on and as of such date with the same effect as if made on such date and each of the Company and the Operating Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

(ii)            no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act have been instituted or, to the knowledge of the Company or the Operating Company, threatened; and

(iii)           since the date of the most recent financial statements included in the Disclosure Package, there has been no Material Adverse Effect on the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Disclosure Package and the Prospectus.

(e)            The Company shall have requested and caused the Accountants to furnish to the Managers, on every date specified in Section 4(n) hereof and to the extent requested by the Managers in connection with any offering of the Shares, letters (which may refer to letters previously delivered to the Managers) dated as of such date, in form and substance satisfactory to the Managers.

(f)             Since the respective dates as of which information is disclosed in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise stated therein, there shall not have been any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Disclosure Package the effect of which is, in the judgment of the Managers and the Forward Purchasers, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Shares as contemplated by the Registration Statement, the Disclosure Package and the Prospectus.

(g)            The Company shall have paid the required Commission filing fees relating to the Shares within the time period required by Rule 456(b)(1)(i) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or in an exhibit to a prospectus filed pursuant to Rule 424(b).

(h)            [Reserved].

(i)             FINRA shall not have raised any objection with respect to the fairness and reasonableness of the terms and arrangements under this Agreement.

(j)             The Shares and the Confirmation Shares shall have been listed, admitted and authorized for trading on the NYSE, and satisfactory evidence of such actions shall have been provided to the Managers and the Forward Purchasers.

(k)            Prior to the sale of any Forward Hedge Shares, the Company shall have delivered an executed Confirmation substantially in the form of Annex II hereto and consistent with the related Forward Instruction Notice to the applicable Forward Purchaser.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Managers and the Forward Purchasers, this Agreement and all obligations of the relevant Manager(s) and the Forward Purchaser(s) hereunder may be canceled at, or at any time prior to, any Settlement Date or Time of Delivery, as applicable, by any Manager(s) or any Forward Purchaser(s) as to itself. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered electronically to Sidley Austin llp, counsel for the Managers and the Forward Purchasers, or as otherwise agreed by the parties hereto.

7.              Indemnification and Contribution.

(a)            The Company and the Operating Company, jointly and severally, agree to indemnify and hold harmless each Manager and each Forward Purchaser, their respective directors and officers, each person, if any, who controls such Manager or Forward Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of such Manager and Forward Purchaser within the meaning of Rule 405 from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Shares as originally filed or in any amendment thereof, the Disclosure Package, or in the Base Prospectus, the Prospectus Supplement, the Prospectus, any Issuer Free Writing Prospectus, or in any amendment thereof or supplement thereto or that arise out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon Manager Information.

(b)            Each Manager agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Operating Company and each person, if any, who controls the Company and the Operating Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity (contained in Section 7(a)) from the Company and the Operating Company to each Manager and each Forward Purchaser, but only with reference to the Manager Information.

(c)            In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           To the extent the indemnification provided for in Section 7(a) or 7(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Company, on the one hand, and the applicable Managers and the applicable Forward Purchasers, on the other, from the offering of the Shares or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Company and the Operating Company, on the one hand, and of the applicable Managers and the applicable Forward Purchasers, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Company, on the one hand, and the applicable Managers and the applicable Forward Purchasers, on the other, in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company, on the one hand (which shall be deemed to include the proceeds that would be received by the Company upon physical settlement of any Confirmation assuming that the aggregate amount payable by the Forward Purchasers under such Confirmation is equal to the aggregate amount of the net proceeds realized upon the sale of the Shares) and the total commissions or discounts received by the applicable Managers and the aggregate net Spread ((as defined in the relevant Confirmation), net of any related commercially reasonable hedging and other costs) received by the applicable Forward Purchasers, on the other hand, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Operating Company, on the one hand, and the applicable Managers and Forward Purchasers, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Operating Company or by the applicable Managers and the applicable Forward Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Manager’s obligation to contribute pursuant to this Section 7 is several in proportion to the number of Shares sold through or purchased by such Manager pursuant to this Agreement and any applicable Terms Agreement and not joint.

(e)            The Company, the Operating Company and each Manager agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the applicable Managers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Manager shall be required to contribute any amount in excess of (i) the total commissions or discounts received by the applicable Manager in connection with Shares offered by it for sale to the public and (ii) the total compensation received by the applicable Manager in connection with the sale of Shares for the Forward Purchaser. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company and the Operating Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Managers, any person controlling any Manager or any affiliate of any Manager or by or on behalf of the Company, its officers or directors, the Operating Company or any person controlling the Company or the Operating Company and (iii) acceptance of and payment for any of the Shares.

(g)            For purposes of this Section 7, each person, if any, who controls a Manager or a Forward Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act and a Manager’s or a Forward Purchaser’s Affiliates and selling agents shall have the same rights to contribution as such Manager or such Forward Purchaser, and each trustee of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls either of the Company or the Operating Company within the meaning of Section 15 of the 1933 Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Operating Company. The Managers’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Shares placed or underwritten by it in the applicable offering.

8.              Termination.

(a)            The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale, through any Manager for the Company, the obligations of the Company, including in respect of compensation of such Manager, shall remain in full force and effect notwithstanding the termination, (ii) if a Pricing Supplement (as defined in the relevant Confirmation) has not been executed and delivered on or prior to such date, then the provisions of this Agreement as they relate to the applicable Confirmation shall survive such termination until such time as such Pricing Supplement has been executed and delivered pursuant to such Confirmation and (iii) the provisions of Sections 5, 9, 10, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination. This Agreement will automatically terminate following the sale of Shares having an aggregate gross sales price of $2,000,000,000.

(b)            Each Manager and each Forward Purchaser, as to itself, shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 9, 10, 12, 14 and 15 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)            This Agreement shall remain in full force and effect unless terminated pursuant to Sections 8(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Sections 5, and 9 shall remain in full force and effect.

(d)            Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the applicable Managers, the applicable Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date or Time of Delivery for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 3(i) of this Agreement.

(e)            In the case of any purchase of Primary Shares by the applicable Manager(s) pursuant to a Terms Agreement, the obligations of the applicable Manager(s) pursuant to such Terms Agreement shall be subject to termination, in the absolute discretion of the applicable Manager(s), by notice given to the Company prior to the Time of Delivery relating to such Primary Shares, if at any time prior to such delivery and payment (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE or the Nasdaq Global Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the judgment of applicable Manager(s), is material and adverse and which, singly or together with any other event specified in this clause (e) would make it impractical or inadvisable to proceed with the offering or delivery of the Primary Shares as contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

9.              Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Operating Company or their officers and of the Managers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by the Managers and the Forward Purchasers or the Company and the Operating Company or any of the officers, directors, employees, affiliates, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares or any termination of this Agreement.

10.            Notices. All communications hereunder will be in writing and effective only on receipt, and: if sent to Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282 (Phone: (866) 471-2526), Attention: Registration Department, Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, Facsimile: (646) 834-8133, BNP Paribas Securities Corp., 787 Seventh Avenue, New York, New York 10019, Attention: Robert McDonald (email: nyk.ste@us.bnpparibas.com), BofA Securities, Inc., One Bryant Park, New York, New York 10036, Attention: ATM Execution (email: dg.atm_execution@bofa.com), with a copy to ECM Legal (Fax: (212) 230-8730), Capital One Securities, Inc., 201 St. Charles Avenue, Suite 1830, New Orleans, Louisiana 70170, Attention: Compliance, CIBC World Markets Corp., 300 Madison Avenue, 5th Floor, New York, New York 10018, Attention: Henry Sham, henry.sham@cibc.com, Citigroup Global Markets Inc., General Counsel (fax no.: (646) 291-1469) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel, Citizens JMP Securities, LLC, 600 Montgomery Street, Suite 110, San Francisco, California 94111, Attention: Equity Syndicate (syndicate@jmpsecurities.com), Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 1 Columbus Circle, 19th Floor, New York, New York 10019, Attention: General Counsel, dbcapmarkets.gcnotices@list.db.com, Evercore Group L.L.C., 55 East 52nd Street, 36th Floor, New York, New York 10055, Attention: Equity Capital Markets, J.P. Morgan Securities LLC, 383 Madison Avenue, 6th Floor, New York, New York 10179, Attention: Sanjeet Dewal, Facsimile: (212) 622-8783, Email: sanjeet.s.dewal@jpmorgan.com, Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel (shall be delivered, mailed or sent to), KeyBanc Capital Markets Inc., 127 Public Square, 7th Floor, Cleveland, Ohio 44114, Attention: John Horrigan, Jaryd Banach, Michael Jones, John Salisbury, Emails: jhorrigan@key.com, Jaryd.Banach@key.com, michael.c.jones@key.com, john.salisbury@key.com, Phone: (216) 689-3910, Mizuho Securities USA LLC, 1271 Avenue of the Americas, New York, New York 10020, Attention: Stephen Roney, Ivana Rupcic-Hulin, Daniel Blake, Telephone: (212) 205 7527, Emails: Stephen.Roney@mizuhogroup.com, Ivana.Rupcic-Hulin@mizuhogroup.com, Daniel.Blake@mizuhogroup.com, with a copy to: legalnotices@mizuhogroup.com, Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department, Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Syndicate Department, with a copy to the Legal Department, Facsimile: (414) 298-7474, Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: Equity Capital Markets (email: us.ecm@scotiabank.com and us.legal@scotiabank.com), Truist Securities, Inc., 3333 Peachtree Road NE, 11th Floor, Atlanta, Georgia 30326, Attention: Equity Syndicate Department (email: dl.atm.offering@truist.com) and Wells Fargo Securities, LLC, will be mailed, delivered or telefaxed to Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor, New York, New York, 10001, Attention: Equity Syndicate Department, Facsimile: (212) 214-5918, Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282, Attention: Registration Department, Barclays Bank PLC, c/o Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Ilya Blanter (email: ilya.blanter@barclays.com), BNP Paribas, 787 Seventh Avenue, New York, New York 10019, Attention: Robert McDonald (email: nyk.ste@us.bnpparibas.com), Bank of America, N.A., One Bryant Park, 8th Floor, New York, New York 10036, Attention: Strategic Equity Solutions Group, Telephone: 646-855-6770, Email: dg.issuer_derivatives_notices@bofa.com, Canadian Imperial Bank of Commerce, 300 Madison Avenue, 5th Floor, New York, New York 10018, Attention: Brian Smith, brian.smith2@cibc.com, Citibank, N.A., 388 Greenwich, 6th Floor, New York, New York 10013, Attention: Equity Derivatives, Citizens JMP Securities, LLC, 450 Park Avenue, 5th Floor, New York, New York 10022, Attention: Equity Syndicate (syndicate@jmpsecurities.com), Deutsche Bank AG, London Branch c/o Deutsche Bank Securities Inc., 1 Columbus Circle, New York, New York 10019, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 1 Columbus Circle, 19th Floor, New York, New York 10019, Attention: General Counsel, dbcapmarkets.gcnotices@list.db.com, JPMorgan Chase Bank, National Association, New York Branch, 383 Madison Avenue, New York, New York 10179, EDG Marketing Support, Email: edg_notices@jpmorgan.com; edg_ny_corporate_sales_support@jpmorgan.com, Attention: Sanjeet Dewal, Email: sanjeet.s.dewal@jpmorgan.com, Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: Strategic Equity Transactions Group, Phone: 212-708-2734, Emails: SETG-US@jefferies.com and CorpEqDeriv@jefferies.com, KeyBanc Capital Markets Inc., 127 Public Square, 7th Floor, Cleveland, Ohio 44114, Attention: John Horrigan, Jaryd Banach, Michael Jones, John Salisbury, Emails: jhorrigan@key.com, Jaryd.Banach@key.com, michael.c.jones@key.com, john.salisbury@key.com, Phone: (216) 689-3910, Mizuho Markets Americas LLC, c/o Mizuho Securities USA LLC, as agent, 1271 Avenue of the Americas, New York, NY 10020, Attention: US Equity Derivatives Notices, Telephone: (646) 949-9531, Email: Derivs-EQNoticesUS@mizuhogroup.com, Morgan Stanley & Co. LLC, 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department, Robert W. Baird & Co. Incorporated, 777 E. Wisconsin Avenue, Milwaukee, Wisconsin 53202, Attention: Syndicate Department, with a copy to the Legal Department, Facsimile: (414) 298-7474, The Bank of Nova Scotia, 44 King Street West, Toronto, Ontario M5H 1H1 Canada, c/o Scotia Capital (USA) Inc., 250 Vesey Street, 24th Floor, New York, New York 10281, Attention: U.S. Equity Derivatives, Telephone: (212) 225-5230, (212) 225-5582, Email: BNSEquityConfirmations@scotiabank.com, Truist Bank, 3333 Peachtree Road NE, 11th Floor, Atlanta, Georgia 30326, Attention: Equity Syndicate (email: dl.atm.offering@truist.com), and Wells Fargo Bank, National Association, c/o Wells Fargo Securities, LLC, 500 West 33rd Street, 14th Floor, New York, New York, 10001, Attention: Equity Syndicate Department (fax: (212) 214-5918); or, if sent to the Company, will be mailed, delivered or telefaxed to VICI Properties Inc., 535 Madison Avenue, 20th Floor, New York, New York 10022, Attention: Samantha S. Gallagher, with a copy to Hogan Lovells US LLP, Columbia Square, 555 Thirteenth Street, NW, Washington, D.C. 20004, Attention: David W. Bonser (fax no.: (202) 637-5910).

11.            Successors. (a) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. (b) An entity acting as a Forward Purchaser (the “Previous Forward Purchaser”) may, without the consent of the other parties hereto, designate an affiliate to replace it as Forward Purchaser (the “New Forward Purchaser”), in which case, from the date of such designation, the New Forward Purchaser shall for all the purposes of this Agreement be substituted for the Previous Forward Purchaser as a Forward Purchaser party hereto (as assignee of the Previous Forward Purchaser); provided, however, that the Company consents in writing to the assignment of the rights and obligations under this Agreement to the New Forward Purchaser.

12.            No Fiduciary Duty. The Company and the Operating Company hereby acknowledge that (a) the purchase and sale of the Shares pursuant to this Agreement and any applicable Terms Agreement is an arm’s-length commercial transaction between the Company and the Operating Company, on the one hand, and the Managers, the Forward Purchasers and any affiliates through which they may be acting, on the other, and does not constitute a recommendation, investment advice, or solicitation of any action by the Managers or the Forward Purchasers, (b) the Managers and the Forward Purchasers are acting solely as sales agent, forward seller, forward purchaser and/or principal in connection with the purchase and sale of the Company’s securities and not as a fiduciary of the Company or the Operating Company, (c) the engagement by the Company and the Operating Company of the Managers and the Forward Purchasers in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity, (d) the Managers and the Forward Purchasers have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering of the Shares and the Company has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate, and (e) none of the activities of the Managers and the Forward Purchasers in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Managers and the Forward Purchasers with respect to any entity or natural person. Furthermore, the Company and the Operating Company agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether the Managers and the Forward Purchasers have advised or are currently advising the Company or the Operating Company on related or other matters). The Company and the Operating Company agree that they will not claim that the Managers and the Forward Purchasers have rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to the Company or the Operating Company, in connection with such transaction or the process leading thereto.

13.            Integration. This Agreement and any Terms Agreement supersede all prior agreements and understandings (whether written or oral) between the Company, the Operating Company and the Managers with respect to the subject matter hereof.

14.            Applicable Law. This Agreement and any Terms Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

15.            Waiver of Jury Trial. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, any Terms Agreement or the transactions contemplated hereby or thereby.

16.            Submission to Jurisdiction. Each of the parties hereto (i) submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan in New York City in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby; (ii) waives any objection which it may now or hereafter have to the laying of venue of any such suit or proceeding in such courts; and (iii) agrees that final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon such party, as applicable, and may be enforced in any court to the jurisdiction of which such party, as applicable, is subject by a suit upon such judgment.

17.            Counterparts. This Agreement and any Terms Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. Counterparts may be delivered via facsimile, email (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

18.            Headings. The section headings used in this Agreement and any Terms Agreement are for convenience only and shall not affect the construction hereof.

19.            Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Manager or any Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Manager or such Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Manager or any Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Manager or such Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Manager or such Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States

For purposes of this Section 19, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

20.            Definitions. The terms that follow, when used in this Agreement and any Terms Agreement, shall have the meanings indicated.

“Applicable Time” shall mean, with respect to any Shares, the first time that a purchaser shall agree to purchase Shares through a Manager, acting as sales agent or forward seller, or from a Manager, acting as principal, pursuant to this Agreement or any relevant Terms Agreement.

“Base Prospectus” shall mean the base prospectus referred to in Section 2(a) above contained in the Registration Statement at the Execution Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions, the NYSE or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Prospectus Supplement, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule I hereto, (iv) the public offering price of Shares sold at the relevant Applicable Time and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) became or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

“free writing prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Hazardous Material” shall mean any hazardous material, hazardous waste, hazardous substance, hazardous constituent, toxic substance, pollutant, contaminant, asbestos, petroleum, petroleum waste, radioactive material, biohazardous material, explosive or any other material, the presence of which in the environment is prohibited, regulated, or serves as the basis of liability, as defined, listed, or regulated by any applicable federal, state, or local environmental law, ordinance, rule, or regulation.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Material Adverse Effect” shall mean a material adverse effect on the Company and its subsidiaries, including the Operating Company, taken as a whole.

“Material Properties” shall mean the Company’s net investment in any Property which equals 10% or more of the total carrying value of the Company’s real estate portfolio as of the most recently completed quarter.

“Prospectus” shall mean the Base Prospectus, as supplemented by the Prospectus Supplement.

“Prospectus Supplement” shall mean the most recent prospectus supplement relating to the Shares that was first filed pursuant to Rule 424(b) at or prior to the Execution Time.

“Registration Statement” shall mean the registration statement referred to in Section 2(a) above, including exhibits and financial statements and any prospectus supplement relating to the Shares that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective, shall also mean such registration statement as so amended.

“Rule 153”, “Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433”, “Rule 456”, “Rule 457” and “Rule 462” refer to such rules under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

Very truly yours,

VICI Properties Inc.

By:	/s/ David A. Kieske
	Name:	David A. Kieske
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

VICI Properties OP LLC

By: VICI Properties HoldCo LLC, its sole managing member

By:	/s/ David A. Kieske
	Name:	David A. Kieske
	Title:	Treasurer

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Goldman Sachs & Co. LLC

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Barclays Capital Inc.

By:	/s/ Warren Fixmer
Name: Warren Fixmer
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

BNP Paribas Securities Corp.

By:	/s/ Robert McDonald
Name: Robert McDonald
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

BofA Securities, Inc.

By:	/s/ Evan Ladouceur
Name: Evan Ladouceur
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Capital One Securities, Inc.

By:	/s/ Phil Winiecki
Name: Phil Winiecki
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

CIBC World Markets Corp.

By:	/s/ Henry Sham
Name: Henry Sham
Title: MD and Head, US FIG

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Citigroup Global Markets Inc.

By:	/s/ Gary Lawrence
Name: Gary Lawrence
Title: Authorized Signatory

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Citizens JMP Securities, LLC

By:	/s/ Ryan Abbe
Name: Ryan Abbe
Title: Managing Director
Head of Real Estate Investment Banking

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Deutsche Bank Securities Inc.

By:	/s/ Joachim Sciard
Name: Joachim Sciard
Title: Managing Director

By:	/s/ Ben Selinger
Name: Ben Selinger
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Evercore Group L.L.C.

By:	/s/ Andy Richard
Name: Andy Richard
Title: Senior Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

J.P. Morgan Securities LLC

By:	/s/ Brett Chalmers
Name: Brett Chalmers
Title: Executive Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Jefferies LLC

By:	/s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

KeyBanc Capital Markets Inc.

By:	/s/ Jaryd Banach
Name: Jaryd Banach
Title: Managing Director, Equity Capital Markets

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Mizuho Securities USA LLC

By:	/s/ Ivana Rupcic-Hulin
Name: Ivana Rupcic-Hulin
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Morgan Stanley & Co. LLC

By:	/s/ Ethan Woo
Name: Ethan Woo
Title: Vice President

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Robert W. Baird & Co. Incorporated

By:	/s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Scotia Capital (USA) Inc.

By:	/s/ Tim Mann
Name: Tim Mann
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Truist Securities, Inc.

By:	/s/ Geoffrey Fennel
Name: Geoffrey Fennel
Title: Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Wells Fargo Securities, LLC

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

As Manager

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Goldman Sachs & Co. LLC

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Barclays Bank PLC

By:	/s/ Warren Fixmer
Name: Warren Fixmer
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

BNP Paribas

By:	/s/ Robert McDonald
Name: Robert McDonald
Title: Managing Director

By:	/s/ Spencer Cherniak
Name: Spencer Cherniak
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Bank of America, N.A.

By:	/s/ Rohan Handa
Name: Rohan Handa
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Canadian Imperial Bank of Commerce

By:	/s/ Brian G. Smith
Name: Brian G. Smith
Title: Authorized Signatory

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Citibank, N.A.

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Citizens JMP Securities, LLC

By:	/s/ Ryan Abbe
Name: Ryan Abbe
Title: Managing Director, Head of Real Estate Investment Banking

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Deutsche Bank AG, London Branch
c/o Deutsche Bank Securities Inc.

By:	/s/ Joachim Sciard
Name: Joachim Sciard
Title: Managing Director

By:	/s/ Natasha Hossain
Name: Natasha Hossain
Title: Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

JPMorgan Chase Bank, National Association, New York Branch

By:	/s/ Brett Chalmers
Name: Brett Chalmers
Title: Executive Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Jefferies LLC

By:	/s/ Donald Lynaugh
Name: Donald Lynaugh
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

KeyBanc Capital Markets Inc.

By:	/s/ Jaryd Banach
Name: Jaryd Banach
Title: Managing Director, Equity Capital Markets

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Mizuho Markets Americas LLC

By:	/s/ Matthew E. Chiavaroli
Name: Matthew E. Chiavaroli
Title: Authorized Signatory

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Morgan Stanley & Co. LLC

By:	/s/ Ethan Woo
Name: Ethan Woo
Title: Vice President

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Robert W. Baird & Co. Incorporated

By:	/s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

The Bank of Nova Scotia

By:	/s/ Kshamta Kaushik
Name: Kshamta Kaushik
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Truist Bank

By:	/s/ Michael Collins
Name: Michael Collins
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date first written above.

Wells Fargo Bank, National Association

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

As Forward Purchaser, solely as the recipient and/or
beneficiary of certain representations, warranties,
covenants and indemnities set forth in this Agreement

[Signature Page - VICI Equity Distribution Agreement]

SCHEDULE I

Schedule of Free Writing Prospectuses included in the Disclosure Package

None

ANNEX I

VICI PROPERTIES INC.
(A Maryland corporation)

COMMON STOCK ($0.01 PAR VALUE PER SHARE)

TERMS AGREEMENT

______________, 20__

[[●] and [●]]

(each, a “Manager” and, collectively,
the “Managers”)

Ladies and Gentlemen:

VICI Properties Inc., a Maryland corporation (the “Company”), and VICI Properties OP LLC, a Delaware limited liability company (the “Operating Company”), propose, subject to the terms and conditions stated herein and in the Equity Distribution Agreement, dated May 6, 2024 (the “Equity Distribution Agreement”), between the Company and the Operating Company, on the one hand, and (i) Goldman Sachs & Co. LLC, Barclays Capital Inc., BNP Paribas Securities Corp., BofA Securities, Inc., Capital One Securities, Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Citizens JMP Securities, LLC, Deutsche Bank Securities Inc., Evercore Group L.L.C., J.P. Morgan Securities LLC, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as forward sellers (except in the case of Capital One Securities, Inc. and Evercore Group L.L.C.), sales agents and/or principals and (ii) Goldman Sachs & Co. LLC, Barclays Bank PLC, BNP Paribas, Bank of America, N.A., Canadian Imperial Bank of Commerce, Citibank, N.A., Citizens JMP Securities, LLC, Deutsche Bank AG, London Branch, JPMorgan Chase Bank, National Association, New York Branch, Jefferies LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Robert W. Baird & Co. Incorporated, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association as forward purchasers, on the other hand, to issue and sell to [[●] and [●]] the securities specified in the Schedule I hereto (the “Purchased Shares”) [, and solely for the purpose of covering over-allotments, to grant to [[●] and [●]] the option to purchase the additional securities specified in the Schedule I hereto (the “Additional Shares”)].

Annex I-1

[[●] and [●] shall have the right to purchase from the Company all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Purchased Shares, at the same purchase price per share to be paid by [[●] and [●]] to the Company for the Purchased Shares less an amount equal to any dividend or distribution payable on the Purchased Shares that is not also payable on the Additional Shares. This option may be exercised by [[●] and [●]] at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule I hereto) nor (unless otherwise agreed by the Company, [●] and [●]) earlier than the second Business Day after the date on which the option shall have been exercised nor later than the fifth Business Day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Shares shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Shares.]

Each of the provisions of the Equity Distribution Agreement related to sales of Purchased Shares by [●] as principal is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Time of Delivery [and any Option Closing Date], except that each representation and warranty in Section 2 of the Equity Distribution Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Equity Distribution Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement [and] [,] the Time of Delivery [and any Option Closing Date] in relation to the Prospectus as amended and supplemented to relate to the Purchased Shares.

An amendment to the Registration Statement (as defined in the Equity Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Shares [and the Additional Shares], in the form heretofore delivered to the Managers is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Equity Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to [[●] and [●]] and [[●] and [●]] agree[s] to purchase from the Company the number of Purchased Shares at the time and place and at the purchase price set forth in the Schedule I hereto.

Annex I-2

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Equity Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Managers and the Company.

Very truly yours,

VICI Properties Inc.

By:
Name:
Title:

VICI Properties OP LLC

By: VICI Properties HoldCo LLC, its sole managing member

By:
Name:
Title:

Annex I-3

ACCEPTED as of the date first written above.

[[●]

By:
Name:
Title:

[●]

By:
Name:
Title:]

Annex I-4

Title of Purchased Shares [and Additional Shares]:

Common Stock, $0.01 par value per share

Number of Purchased Shares:

[Number of Additional Shares:]

[Price to Public:]

Purchase Price by the Manager[s]:

Method of and Specified Funds for Payment of Purchase Price:

By wire transfer to a bank account specified by the Company in same day funds.

Method of Delivery:

Free delivery of the Shares to the Manager[‘s/s’] account at The Depository Trust Company in return for payment of the purchase price.

Time of Delivery:

Closing Location:

Documents to be Delivered:

The following documents referred to in the Equity Distribution Agreement shall be delivered as a condition to the closing at the Time of Delivery [and on any Option Closing Date]:

(1)	The opinion[s] referred to in Section 4(l).

(2)	The opinion referred to in Section 4(m).

(3)	The accountants’ letter referred to in Section 4(n).

(4)	The officers’ certificate referred to in Section 4(k).

(5)	Such other documents as the Manager[s] shall reasonably request.

Annex I-5

ANNEX II

FORM OF REGISTERED FORWARD CONFIRMATION

Annex II-1

ANNEX III

FORM OF FORWARD INSTRUCTION NOTICE

From:	VICI Properties Inc.

To:	[Forward Purchaser; Forward Seller]

Subject:	Forward Instruction Notice

Ladies and Gentlemen:

Reference is made to the ATM Equity Offering Sales Agreement, dated May 6, 2024 (the “Sales Agreement”), by and among the VICI Properties Inc., VICI Properties OP LLC, the Managers and the Forward Purchasers. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Sales Agreement or the Form of Registered Forward Confirmation set forth in Annex II (the “Form Confirmation”) to the Sales Agreement.

The Company desires to enter into a Forward, including a related Confirmation substantially consistent with the Form Confirmation, in each case on the following terms:

Trade Date:	[●]
Hedge Completion Date deadline:	[●]
Aggregate maximum [number of shares][gross sales price of shares] to be sold:	[$][●]
Minimum price per share[1]:	$[●]
Forward seller commission:	[●]%
Spread:	[●]%
Initial Stock Loan Fee:	[●]%
Maximum Stock Loan Fee:	[●]%
Maturity Date:	[●], 20[●]
Threshold amount:	$[●]
Forward Price Reduction Dates / Amounts ($):	[●], 20[●] / $[●]
[●], 20[●] / $[●]
[●], 20[●] / $[●]
[●], 20[●] / $[●]
Other deviations from Form Confirmation:	[●]

1        Adjustable by the Company until the forward hedge completion date deadline.

Annex III-1